UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2015

Berkshire Homes, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	68-0680858
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2375 East Camelback Road, Suite 600 Phoenix, AZ 85016
(Address of principal executive offices)

(602) 387-5393
(Issuer’s telephone number)

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2015, the Company entered into an employment agreements with Llorn Kylo and Munjit Johal. The description of those agreements are set forth in the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on May 6, 2015.

In the employment agreements, Messrs. Kylo and Johal were each granted an option under the Company’s 2015 Equity Incentive Plan to purchase 2,000,000 shares of the Company's common stock. These options have not yet been issued and, on May 29, 2015, each of Messrs. Kylo and Johal have waived their rights to the options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Homes, Inc.

/s/ Llorn Kylo

Llorn Kylo

Chief Executive Officer

Date: June 5, 2015

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